This Amendment dated as of August 9, 2004 is made by and between Getting Ready Corporation ("GRC") and Celerity Systems, Inc. ("Celerity") for the purpose of amending the Business Development Agreement by and between GRC and Celerity dated August 2, 2004 (the "Original Agreement").

      Section 3.1 of the Original Agreement is hereby amended to provide that GRC will issue an aggregate of 5,925,000 shares of its Common Stock compensation for the services to be provided by Celerity.


                                         GETTING READY CORPORATION

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                                         CELERITY SYSTEMS, INC.


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